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                                GMO PELICAN FUND

             AMENDED AND RESTATED SUPPLEMENT DATED AUGUST 15, 2002
              TO GMO PELICAN FUND PROSPECTUS DATED JUNE 30, 2002


Effective immediately, the GMO Pelican Fund will not accept any new subscriptions for shares. The Fund will accept additional investments for existing accounts.

Notwithstanding references to the contrary in the GMO Pelican Fund Prospectus, the GMO Pelican Fund's CUSIP number is 362005 10 0.